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Exhibit 10.2

[Applied Digital Solutions, Inc. letterhead]

August 15, 2003

Via Facsimile and Overnight Courier Service

Midsummer Investment, Ltd.
c/o Midsummer Capital, LLC
485 Madison Avenue, 23rd Floor
New York, New York 10022
Attn: Scott Kaufman

Feldman Weinstein LLP
420 Lexington Avenue
New York, New York 10170
Attn: Joseph Smith

Re:	Waiver pursuant to Section 6(c) of the Registration Rights Agreement among Applied Digital Solutions, Inc., a Missouri corporation ("ADSX" or, the "Company") and the purchasers identified on the signature pages thereto (the "Purchasers")(the "Waiver")

Gentlemen:

        As previously discussed with Joseph Smith, Esq., on August 14, 2003, the Company acquired additional shares of common stock of its majority-owned subsidiary Digital Angel Corporation ("DOC") in a strategic investment in consideration for shares of ADSX common stock. The significant terms of the transaction, include the following:

            (i)  ADSX purchased 3,000,000 newly-issued shares of DOC common stock, at $2.64 per share in consideration for newly-issued shares of ADSX common stock ("ADSX Shares") in an aggregate amount equal to the purchase price of $7,920,000;

           (ii)  The closing price per share of the ADSX Shares will equal the average of the ADSX VWAP for the ten trading days prior to the closing date, subject to a floor price of $.40;

          (iii)  DOC granted a five-year Warrant to ADSX, exercisable for a number of shares of DOC common stock (ranging from 500,000 to 1,000,000), such exercise period commencing February 1, 2004, with a fixed exercise price equal to the average of the DOC VWAP for a 10-day trading period commencing January 2, 2004;

          (iv)  Subject to timely receipt of the Waiver, DOC will grant a five-year Warrant to the Purchasers, exercisable for an aggregate of 500,000 shares of DOC common stock (divided among them pro rata in accordance with their purchase amount of the Purchase Agreement), such exercise period commencing February 1, 2004, with a fixed exercise price of $2.64, and with registration rights on the underlying shares using its best efforts to have any such registration statement effective prior to February 1, 2004; and

           (v)  Subject to timely receipt of the Waiver, ADSX will file a registration statement with the Securities and Exchange Commission (the "Commission") covering the resale of the ADSX Shares, such filing to occur within 60 calendar days following execution of the stock purchase agreement.

        In exchange for the consideration set forth above and in the Letter Agreement of even date herewith, this Waiver shall confirm your waiver of the Section 6(c) provision entitled "No Piggyback on Registrations" in the Registration Rights Agreement; provided however, the Company agrees not to file any other registration statement on Form S-I or S-3 prior to the filing (with the Commission) of the initial Registration Statement required by the Registration Rights Agreement, with the understanding that this paragraph shall not prohibit the Company from filing amendments to registration statements already filed.

        The Waiver and Letter Agreement each must be received by the Company fully executed by no later than 5:00 p.m. on August 26, 2003, and if not received by such date the offer and all provisions under the Waiver and the Letter Agreement shall be null and void.

        We look forward to, hearing from you as soon as possible.

Very truly yours,
Applied Digital Solutions, Inc.
	By:	/s/ SCOTT SILVERMAN
		Name:	Scott Silverman
		Title:	Chief Executive Officer
cc: Harvey Goldman, Esq.

[Waiver Letter Signatures]

Agreed and accepted:
ELLIOTT ASSOCIATES L.P. By: Elliott Capital Advisors, L.P., as general partner By: Braxton Associates, Inc., as general partner
By:	/s/ ELLIOT GREENBERG
Elliot Greenberg, Vice-President
ELLIOTT INTERNATIONAL, L.P. By: Elliott International Capital Advisors Inc., as Attorney-In-Fact
By:	/s/ ELLIOT GREENBERG
Elliot Greenberg, Vice-President
MIDSUMMER INVESTMENT, LTD.
By:	/s/ SCOTT KAUFMAN
Scott Kaufman, Authorized Signatory
OMICRON MASTER TRUST By: Omicron Capital L.P. as advisor By: Omicron Capital Inc., its general partner
By:	/s/ BRUCE BERNSTEIN
Bruce Bernstein, President
ISLANDIA, L.P.
By:	/s/ EDGAR BERNER
Name:	Edgar Berner
Title:	Vice President of John Lang, Inc., General Partner
PORTSIDE GROWTH AND OPPORTUNITY FUND
By:	/s/ MARLAN OGILVIE
Name:	Marlan Ogilvie
Title:	General Counsel

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  Exhibit 10.2